Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Cash and cash equivalents
Note 7. Cash and cash equivalents

	2022	2021

Cash and bank accounts	60,278	16,349
Short-term investments	277,742	35,800
	338,020	52,149
The increase is primarily a result of the capital reorganization. For further details please see the consolidated statement of cash flow. Other portions of the proceeds from the reorganization have been invested into short-term investments.
Financial investments have immediate convertibility characteristics in a known amount of cash and are not subject to risk of significant change in value, being recorded by the increased cost values of income earned up to the statement of financial position dates, which do not exceed their market or realization value.